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                                  EXHIBIT 99.C1

                         CONSENT OF INDEPENDENT AUDITORS


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report on the financial statements of SAFECO Separate Account SL, dated January 31, 2001, and our report on the consolidated financial statements of SAFECO Life Insurance Company and subsidiaries, dated February 9, 2001, in Post-Effective Amendment No. 20 to the Registration Statement (Form S-6, No. 333-30329) and related Prospectus of Separate Account SL.


                                                   /s/ Ernst & Young, LLP



Seattle, Washington
April 25, 2001